Exhibit 10.1

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of May 15, 2019, by and among Bison Capital Acquisition Corp., a Delaware corporation, which will be known after the consummation of the transactions contemplated by the Merger Agreement as “Xynomic Pharmaceuticals Holdings, Inc.” (the “Company”), Bison Capital Holding Company Limited, a company incorporated in the Cayman Islands (the “Sponsor”), each of the undersigned parties listed under “Existing Investors” on Exhibit A hereto, each of which holds Existing Registrable Securities (collectively, with the Sponsor, the “Existing Investors”), Yinglin Mark Xu (togeher with his assignee, the “Backstop Investor”), and the undersigned parties listed under “New Investors” on Exhibit A hereto (each, a “New Investor” and collectively, with the Existing Investors and the Backstop Investor, the “Investors”). This Agreement shall become effective upon the Closing (as defined hereinafter). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement.

WHEREAS, each of the Company and the Existing Investors is a party to, and hereby consents to, this amendment and restatement of that certain registration rights agreement, dated June 19, 2017 (the “Original Registration Rights Agreement”), pursuant to which the Company granted the Existing Investors certain registration rights with respect to certain securities of the Company, as set forth therein;

WHEREAS, certain of the Existing Investors collectively hold 1,509,375 shares of the outstanding Company Shares (defined below) of the Company issued prior to the consummation of the Company’s initial public offering (the “Initial Shares”);

WHEREAS, certain of the Existing Investors are privately holding 432,063 Units issued simultaneously with the consummation of the Company’s initial public offering (the “Private Units”);

WHEREAS, on September 12, 2018, the Company entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), by and among (i) the Company, (ii) Xynomic Pharmaceuticals, Inc., a Delaware corporation (“Xynomic”), (iii) Bison Capital Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and (iv) Yinglin Mark Xu, an individual residing in Shanghai, China, solely in his capacity as the Stockholders Representative of Xynomic, pursuant to which, among other things, Merger Sub will merge with and into Xynomic, with Xynomic continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”), and as a result of which, among other matters, all of the issued and outstanding shares of capital stock of Xynomic, immediately prior to the consummation of the Merger (the “Closing”), will be cancelled and exchanged for Merger Consideration Shares, subject to the withholding of the Escrow Shares being deposited in the Escrow Account in accordance with the terms and conditions of the Merger Agreement and the Escrow Agreement, and each outstanding Xynomic option will be assumed by the Company and automatically converted into an option exercisable into Company Shares (as equitably adjusted), all upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, the Company and the Backstop Investor entered into that certain Backstop and Subscription Agreement (the “Backstop Agreement”) as of May 1, 2019, with respect to the Backstop Investor’s acquisition of the Company Shares for an aggregate consideration of up to Seven Million and Five Hundred Thousand One U.S. Dollars ($7,500,001), through such acquisitions as described therein, in connection with the Company’s business combination with Xynomic in accordance with the Merger Agreement;

WHEREAS, in connection with the Closing under the Merger Agreement, each New Investor is also entering into a Lock-Up Agreement, dated as of the date hereof (each, as it may be amended, a “Lock-Up Agreement”), with the Company, pursuant to which such New Investor is agreeing to certain restrictions on the transfer of the Merger Consideration Shares received by such New Investor;

WHEREAS, the Investors and the Company desire to enter into this Agreement in connection with the closing of the transactions contemplated by the Merger Agreement to amend and restate the Original Registration Rights Agreement to provide certain registration rights with respect to certain securities of the Company, on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Original Registration Rights Agreement is hereby amended and restated in its entirety as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Backstop Agreement” is defined in the recitals to this Agreement.

“Backstop Shares” means the Company Shares purchsed or acquired by the Backstop Investor in accordance with the Backstop Agreement.

“Class of Registrable Securities” means, as applicable, each of (i) the Private Units (or underlying Company Shares), (ii) the Working Capital Units (or underlying Company Shares), (iii) the Initial Shares, (iv) the Backstop Shares, and (v) the Merger Consideration Shares, in each case to the extent constituting Registrable Securities.

“Closing” is defined in the recitals to this Agreement.

“Closing Date” means the date the Closing occurs.

“Commission” means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Company” is defined in the preamble to this Agreement.

“Company Shares” shares of common stock of the Company, par value $0.0001 per share.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Existing Registrable Securities” means (i) all of the Initial Shares, (ii) all of the Private Units (and underlying Company Shares) and (iii) all of the Working Capital Units (and underlying Company Shares).

“Form S-3” is defined in Section 2.3.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Initial Shares” is defined in the preamble to this Agreement.

“Investor” is defined in the preamble to this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“Lock-Up Agreement” is defined in the recitals to this Agreement.

“Lock-Up Release Date” means the date on which the Lock-Up Period (as defined in the applicable Lock-Up Agreement) under the applicable Lock-Up Agreement has ended for all Registrable Securities to which it applies.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Merger” is defined in the recitals to this Agreement.

“Merger Agreement” is defined in the recitals of this Agreement.

“Merger Consideration Shares” is defined in the Merger Agreement.

“Notices” is defined in Section 6.2

“Option Securities” is defined in Section 2.1.4.

“Original Registration Rights Agreement” is defined in the recitals to this Agreement.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Private Units” is defined in the preamble to this Agreement.

“Register,” “Registered” and “Registration” means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means (1) all of the Existing Registrable Securities, (2) all of the Backstop Shares, and (3) all of the Merger Consideration Shares. Registrable Securities include any warrants, options, share capital or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of any Existing Registrable Securities, Backstop Shares and Merger Consideration Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been or may be sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding, or (d) the Registrable Securities are freely saleable under Rule 144 without volume limitations. Notwithstanding anything to the contrary contained herein, a person shall be deemed to be a “holder of Registrable Securities” under this Agreement only if they are an Investor or a transferee of the Registrable Securities (so long as they remain Registrable Securities) of any Investor permitted under this Agreement, the Backstop Agreement and the applicable Lock-Up Agreement.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or in connection with a confidentially marketed public offering, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Release Date” means the date on which the Initial Shares are expected to be disbursed to the Investors from escrow pursuant to Section 3 of that certain Share Escrow Agreement dated as of June 19, 2017 by and among certain of the Investors and Continental Stock Transfer & Trust Company.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Units” means the units of the Company, each comprised of one Company Share, one right to receive one-tenth of one Company Share automatically on the consummation of an initial business combination, and one Warrant to purchase one half of one Company Share.

“Warrants” means the warrants of the Company underlying the Units, each to purchase one half of one Company Share.

“Working Capital Units” means any Units held by Investors, officers or directors of the Company or their affiliates which may be issued in payment of working capital loans made to the Company.

“Xynomic” is defined in the preamble to this Agreement.

2. REGISTRATION RIGHTS.

2.1. Demand Registration.

2.1.1. Request for Registration. Subject to Section 2.4, at any time and from time to time on or after (i) the one (1) month anniversary of the Closing Date with respect to the Private Units (or underlying Company Shares) or Working Capital Units (or underlying Company Shares), (ii) three months prior to the Release Date with respect to Initial Shares, (iii) the Closing Date with respect to the Backstop Shares, or (iv) nine months after the Closing date with respect to the Merger Consideration Shares, the holders of a majority of (i) all of the Existing Registrable Securities, (ii) all of the Backstop Shares, or (iii) all of the Merger Consideration Shares, calculated on an as-converted to Company Shares basis, may make a written demand for registration under the Securities Act of all or part of their Registrable Securities, as the case may be, that are not currently registered (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all other holders of Registrable Securities of the demand within twenty (20) days following receipt of any request for a Demand Registration, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder demanding to include shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. The Company shall not be obligated to effect more than two (2) Demand Registration in any one (1) year period or more than an aggregate of three (3) Demand Registrations for any Registrable Securities under this Section 2.1.1 except that Escrow Shares that are then Registrable Securities following their release to their holders may have one (1) Demand Registration.

2.1.2. Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3. Underwritten Offering. If the holders of a majority of all of the Registrable Securities held by the Demanding Holders, calculated on an as-converted to Company Shares basis, so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting mutually agreed by the Company and such holders.

2.1.4. Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Company Shares or other securities which the Company desires to sell and the Company Shares, if any, as to which registration by the Company has been requested pursuant to written contractual piggy-back registration rights held by other security holders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders pro rata in accordance with the number of securities that each such person has requested be included in such registration, regardless of the number of shares held by each such person (such proportion is referred to herein as “Pro Rata”) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Company Shares or other securities that the Company desires to sell, for its own account, that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i) and (ii), the Company Shares or other securities registrable pursuant to the terms of the Unit Purchase Option issued to EarlyBirdCapital, Inc. or its designees in connection with the Company’s initial public offering (the “Unit Purchase Option” and such registrable securities, the “Option Securities”) as to which “piggy-back” registration has been requested by the holders thereof, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i), (ii), and (iii), the Company Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons with effective dates after the date of this Agreement and that can be sold without exceeding the Maximum Number of Shares.

2.1.5. Withdrawal. If holders of a majority of the shares held by the Demanding Holders, calculated on an as-converted Company Share basis, disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If holders of a majority of the shares held by the Demanding Holders, calculated on an as-converted Company Share basis, withdraw from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.1.

2.2. Piggy-Back Registration.

2.2.1. Piggy-Back Rights. Subject to Section 2.4, if at any time on or after the Closing Date the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for security holders of the Company for their account (or by the Company and by security holders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for a confidentially marketed public offering, or (v) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than three (3) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within three (3) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.2.2. Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of Company Shares which the Company desires to sell, taken together with Company Shares, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Company Shares, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

(a) If the registration is undertaken for the Company’s account: (i) first, the Company Shares or other securities that the Company desires to sell, for its own account, that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Company Shares or other securities comprised of Registrable Securities and Option Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof and of the Unit Purchase Option, as applicable, that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of shares has not been reached under the foregoing clauses (i) and (ii), the Company Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons in effect as of the date of this Agreement, and that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii), and (iii), the Company Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons with effective dates after the date of this Agreement, and that can be sold without exceeding the Maximum Number of Shares; and

(b) If the registration is a “demand” registration undertaken at the demand of holders of Option Securities, (i) first, the Company Shares or other securities for the account of the demanding persons, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Company Shares or other securities that the Company desires to sell, for its own account, that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the Company Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares; and

(c) If the registration is a “demand” registration undertaken at the demand of persons other than either the holders of Registrable Securities or of Option Securities, (i) first, the Company Shares or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Company Shares or other securities that the Company desires to sell, for its own account, that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Company Shares or other securities comprised of Registrable Securities and Option Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof and of the Unit Purchase Option, as applicable, that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the Company Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

2.2.3. Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement without any liability to the applicable Investor, subject to this Section 2.2.3 and Section 4. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 2.2 by the holders of Registrable Securities that have requested to have their Registrable Securities included in such Piggy-Back Registration.

2.3. Registrations on Form S-3. Subject to Section 2.4, after the Closing Date, the holders of a majority of (i) all of the Existing Registrable Securities, (ii) all of the Backstop Shares, or (iii) all of the Merger Consideration Shares calculated on an as-converted to Company Shares basis may at any time and from time to time, request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration which may be available at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an underwritten offering and may choose in its sole discretion to substitute Form S-1, if available, for Form S-3. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of the Company, if any, of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Form S-3 is not available to the Company for the full amount of such offering; or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $2,000,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

2.4. Restriction of Offerings. Notwithstanding anything to the contrary contained in this Agreement, the New Investors and holders of the Initial Shares shall not be entitled to request, and the Company shall not be obligated to effect the sale or transfer of any Registrable Securities resulting from any registration (including any Demand Registration or Piggyback Registration) pursuant to this Section 2 of (i) Merger Consideration Shares, including any Escrow Shares, held by such persons prior to the Lock-Up Release Date while they are subject to restrictions on transfer under the applicable Lock-Up Agreement, and no such sale or transfer will be permitted until the Lock-Up Release Date, or (ii) any Registrable Securities that are Initial Shares held by such persons prior to the Release Date, while they are while they are subject to restrictions on transfer under the Share Escrow Agreement, and no such sale or transfer will be permitted until the Release Date as applicable.

3. REGISTRATION PROCEDURES.

3.1. Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable; provided that, notwithstanding anything to the contrary in this Agreement, the Company shall use reasonable best efforts to cause registration with respect to the Backstop Shares to be declared effective no later than one-hundred and eighty (180) days following the Closing Date, and in connection with any such request:

3.1.1. Filing Registration Statement. The Company shall use commercially reasonable efforts to, as expeditiously as reasonably possible after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use commercially reasonable efforts to cause such Registration Statement to become effective and use commercially reasonable efforts to keep it effective for a period of up to two (2) years; provided, however, that the Company shall have the right to defer any Demand Registration for up to ninety (90) days (or, if the Company intends to initiate a registration, during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective), and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if the Company shall furnish to the Investors requesting to include their Registrable Securities in such registration a certificate signed by the Chief Executive Officer or Chairman of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company or its shareholders for such Registration Statement to be effected at such time; provided further, however, that the Company shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any 365-day period in respect of a Demand Registration hereunder.

3.1.2. Copies. The Company shall, prior to filing a Registration Statement that includes Registrable Securities, or prospectus, or any amendment or supplement thereto that includes Registrable Securities, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3. Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn or until such time as the Registrable Securities cease to be Registrable Securities as defined by this Agreement.

3.1.4. Notification. After the filing of such Registration Statement, the Company shall promptly, and in no event more than three (3) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request after the effectiveness of such Registration Statement by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall object.

3.1.5. State Securities Laws Compliance. The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6. Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such Registration Statement. No holder of Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7.  Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall seek in good faith to cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and the Company’s participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8. Records. The Company shall use commercially reasonable efforts to make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.9. Opinions. At any time that a Holder of Registrable Securities included in any Registration Statement elects to use a prospectus under a then effective Registration Statement, upon such holder’s reasonable request, the Company shall furnish to such holder any legal opinion of counsel to the Company delivered to the Underwriter or the transfer agent, as applicable, to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.10. Listing. The Company shall use commercially reasonable efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority-in-interest of the Registrable Securities included in such registration.

3.2. Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), or, in the case of a resale registration on Form S-3 pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3. Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.9; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling security holders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4. Information. The holders of Registrable Securities included in any Registration Statement shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of such Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with Federal and applicable state securities laws.

3.5. Additional Limitations on Registration Rights. Notwithstanding any rights in this agreement to the contrary, (i) EarlyBirdCapital, Inc. may not exercise its rights under Sections 2.1 and 2.2 hereunder after June 19, 2022 and June 19, 2024, respectively, and (ii) EarlyBirdCapital, Inc. may not exercise its rights under Section 2.1 more than one time.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Investor and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2. Indemnification by Holders of Registrable Securities. Each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers and each Underwriter (if any), and each other selling holder and each other person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, (provided, however, that the indemnity agreement contained in this Section 4.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the indemnifying selling holder, such consent not to be unreasonably withheld, delayed or conditioned), and shall reimburse the Company, its directors and officers, each Underwriter (if any) and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder.

4.3. Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnifying Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4. Contribution.

4.4.1. If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5. UNDERWRITING AND DISTRIBUTION.

5.1. Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

6. MISCELLANEOUS.

6.1. Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder (except for the Backstop Shares which shall be subject to the restrictions in the Backstop Agreement) may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder; provided that any such transfer shall not be valid unless all corresponding restrictions of such holder under any Lock-Up Agreement entered into by such holder are also assigned or delegated to the recipient of such Registrable Securities. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the Investors or holder of Registrable Securities or of any assignee of the Investors or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.1.

6.2. Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable overnight courier service with charges prepaid, or transmitted by hand delivery, email or facsimile, or certified mail, return receipt acknowledged, postage prepaid, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by email or facsimile; provided, that if such transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day; or on the fifth business day following such mailing if made if sent by certified mail. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To the Company:

Suite 3306, K. Wah Centre,

1010 Middle Huaihai Road,

Shanghai 200031 China

Attn: Yinglin Mark Xu

To an Investor, to the address set forth below such Investor’s name on Exhibit A hereto.

6.3. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable. Notwithstanding anything to the contrary contained in this Agreement, in the event that an Investor identified on Exhibit A hereto or any other person receiving Merger Consideration Shares does not sign and provide to the Company a duly executed copy of this Agreement and the applicable Lock-Up Agreement, such Investor or other person failing to provide such signature shall not be a party to this Agreement or have any rights or obligations hereunder, but such failure shall not affect the rights and obligations of the other parties to this Agreement as amongst such other parties.

6.4. Counterparts. This Agreement may be executed in multiple counterparts (including by facsimile or pdf or other electronic document transmission), each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

6.5. Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, relating to the subject matter hereof. For the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement, the Backstop Agreement or any other Transaction Document, including the Lock-Up Agreement.

6.6. Amendments and Waivers. This Agreement may only be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance, and either retroactively or prospectively) only by a written instrument executed by the Company and holders of a majority of the Registrable Securities then outstanding on an as-converted to Company Shares basis; provided that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Further, this Agreement may not be amended, and no provision hereof may be waived, in each case, in any way which would adversely affect the rights of a Class of Registrable Securities in a manner materially disproportionate to any adverse effect such amendment or waiver would have on the rights of the majority of the Registrable Securities then outstanding, without also obtaining the written consent of the holders of a majority of the then outstanding Registrable Securities of such Class of Registrable Securities, calculated on an as-converted to Company Shares basis. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

6.7. Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.8. Remedies Cumulative. In the event that any party fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the other parties may proceed to protect and enforce their rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.9. Governing Law. In connection with Section 5-1401 of the General Obligations Law of the State of New York, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law that would result in the application of the substantive law of another jurisdiction. The parties hereto agree that any action, proceeding or claim arising out of or relating in any way to this Agreement shall be resolved through final and binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association (“AAA”). The arbitration shall be brought before the AAA International Center for Dispute Resolution’s offices in New York City, New York, will be conducted in English and will be decided by a panel of three arbitrators selected from the AAA Commercial Disputes Panel and that the arbitrator panel’s decision shall be final and enforceable by any court having jurisdiction over the party from whom enforcement is sought. The cost of such arbitrators and arbitration services, together with the prevailing party’s legal fees and expenses, shall be borne by the non-prevailing party or as otherwise directed by the arbitrators. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

6.10. Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Investor in the negotiation, administration, performance or enforcement hereof.

6.11. Termination of Merger Agreement. This Agreement shall be binding upon each party upon such party’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing Date. In the event that the Merger Agreement is validly terminated in accordance with its terms prior to the Closing Date, this Agreement shall automatically terminate and become null and void and be of no further force or effect, and the parties shall have no obligations hereunder.

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IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:

BISON CAPITAL ACQUISITION CORP.

By:	/s/ James Jiayuan Tong
	Name:	James Jiayuan Tong
	Title:	Chief Executive Officer

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

Bison Capital Holding Company Limited

By:	/s/ Peixin Xu
	Name:	Peixin Xu
	Tittle:	Director

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

James Jiayuan Tong

By:	/s/ James Jianyuan Tong

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

EarlyBirdCapital, Inc.

By:	/s/ Mike Powell
	Name:	Mike Powell
	Tittle:	Managing Director

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

Bo Tan

By:	/s/ Bo Tan

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

Yinglin Mark Xu

By:	/s/ Yinglin Mark Xu

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

Yong Cui

By:	/s/ Yong Cui

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

Ascender Prosperity Capital Co., Ltd.

By:	/s/ Qian Tingzhi
	Name:	Tingzhi Qian
	Tittle:	Director

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

Bridge Pharm International Inc.

By:	/s/ Yanli Luo
	Name:	Yanli Luo
	Tittle:	Authorized Signatory

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

Dande Lion Limited

By:	/s/ Qian Tingzhi
	Name:	Tingzhi Qian
	Tittle:	Director

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

Grand Ascent Group Limited

By:	/s/ Zhang Yimei
	Name:	Yimei Zhang
	Tittle:	Owner/Director

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

Hakim Unique Internet Company Limited

By:	/s/ Jian Xiang
	Name:	Jian Xiang
	Tittle:	Chairman of the Board

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

Northern Light Venture Capital V, Ltd.

By:	/s/ Jeffrey D. Lee
	Name:	Jeffrey D. Lee
	Tittle:	Director

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

Prosperico Gate I Limited

By:	/s/ Qian Tingzhi
	Name:	Tingzhi Qian
	Tittle:	Director

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

Shanghai Jingshu Venture Capital Center (上海景数创业投资中心（有限合伙）)

By:	/s/ Tingzhi Qian
	Name:	Tingzhi Qian
	Tittle:	Authorized Signatory

Signature Page

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

INVESTORS:

Zhongshan Bison Healthcare Investment Limited (Limited Partnership)

By:	/s/ Liu Gang
	Name:	Liu Gang
	Tittle:	Authozied Representative

Signature Page